Managed
                                  HIGH INCOME
                                --------------
                                Portfolio Inc.
                                --------------


                               [Graphic Omitted]


                                                                       Quarterly
                                                                          Report
                                                               November 30, 1996
                     SMITH BARNEY
                     ------------
A Member of TravelersGroup [Logo]

                                                         Managed
                                                         HIGH INCOME
                                                       --------------
                                                       Portfolio Inc.
                                                       --------------
LETTER TO
SHAREHOLDERS
November 30, 1996
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to provide you with the third quarter report for the Managed High Income Portfolio for the nine months ended November 30, 1996. The table below shows the annualized distribution rates and the nine-month total returns for the Portfolio based on the Portfolio's November 30, 1996 net asset value
(NAV) per share and New York Stock Exchange (NYSE) closing price.

                                       Annualized
          Price Per Share           Distribution Rate          Total Return
          ---------------           -----------------          ------------
          $11.38 (NAV)                    9.61%                    8.07%
          $11.25 (NYSE)                   9.71%                    9.09%

     In comparison, the nine-month total return based on NAV for closed-end high yield funds for the same time period was 9.67%, as reported by Lipper Analytical Services Inc. (Lipper is an independent fund tracking organization.) Because of its relatively higher credit quality orientation, the Portfolio had been generating total returns in 1996 that were below the median returns for high yield closed-end funds. Furthermore, the Managed High Income Fund, unlike other closed-end high yield bond funds, does not use leverage. However, in the past three months, the Portfolio's performance has been superior to that of its high yield peer group because the better quality high yield issues that we focus on have recently outperformed the more speculative issues.

Market and Economic Overview

   The fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade and U.S. Treasury bonds. The ongoing slowdown in U.S. economic growth over the past three months, combined with favorable inflation data, helped to bolster the domestic fixed income markets. The recent bond market rally was also fueled by the Federal Reserve Board's (the "Fed") decision to remain on the sidelines, and not raise interest rates. In our opinion, it appears highly likely that the Fed will refrain from adjusting short-term interest rates over the near term, given the modest economic growth trends and moderate inflation rates that we have seen during the fourth quarter of 1996.

   While the high yield market has generally outperformed the more interest-rate sensitive, longer maturity Treasury and investment grade markets throughout most of the period covered by this report, the high yield market's performance lagged that of the other bond markets during the past three months. In our view, this underperformance is most likely due to the slowdown in U.S. economic growth.

     Within the high yield market, the performance of the better quality issues (B/B and BB/Ba) exceeded that of the more speculative, lower quality issues (CCC/Caa and CC/Ca) during the last three months of the reporting period. This is in direct contrast to the first six months of the reporting period, when the lower quality high yield issues materially outperformed the higher quality issues. We are not surprised by the recent strong performance of the better quality high yield issues given the slower growth environment and the increasing number of bond defaults. We view this development as a natural result of a much more competitive economic landscape with increasing industry competition and little pricing power across a broad array of industries.

Portfolio Strategy

     We believe the Managed High Income Portfolio is well-positioned for the current moderate pace of U.S. economic growth. We have continued to maintain a relatively conservative portfolio posture, with a higher emphasis on better quality intermediate maturity B/B rated and Ba/BB rated issues. We remain committed to our prudent investment strategy of focusing on the better quality issues given their superior risk adjusted returns and lower default risk relative to lower-rated issues. In our opinion, the key to outperforming the rest of the high yield market over the next twelve months will be to maintain our current investment strategy of focusing on the upper-and middle- rated tiers of the high yield market. In addition, we will continue to avoid or eliminate securities of companies that have deteriorating futures and that are unlikely to receive credit upgrades.

     Throughout the period covered by this report, the Portfolio has maintained a heavy exposure to the telecommunications and cable sectors. These sectors have continued to generate strong corporate earnings and are not particularly sensitive to the economic cycle. Because of our positive view on these industries, we have added to our holdings in Time Warner, a leader in media and entertainment; Intermedia Communications, a rapidly growing provider of integrated telecommunications services; and Brooks Fiber, a competitive local telecommunications service company. Both Intermedia Communications and Brooks Fiber reported record revenues for the third quarter of 1996, up 234% and 241% respectively over the prior year's third quarter. Time Warner registered double digit gains during the third quarter in each of its primary businesses except music.

Outlook

     In our view, U.S. economic growth will continue to moderate into 1997. As a result, we do not expect any meaningful rise in inflation from the current range of 2.5% to 3.0%. We also believe that interest rates will remain confined to a narrow range, with no major shifts in either direction. The current U.S. economy -- not too hot and not too cold -- has its pluses and minuses for the high yield investor. While an economy that is growing at a moderate pace is generally positive for most bond sectors, it can present more of a challenge to less discriminating high yield investors. We have begun to witness an increasing number of companies (particularly those among the lower rated issues) that have released negative news as a result of the more challenging economic environment in the U.S. Nevertheless, we believe the Managed High Income Portfolio is well-positioned in less vulnerable, better quality issues which we believe should continue to perform well in the upcoming months.

     In closing, thank you for investing in the Managed High Income Portfolio. We look forward to continuing to help you achieve your investment goals.


Sincerely,


/s/ Heath B. McLendon                              /s/ John C. Bianchi, CFA

Heath B. McLendon                                  John C. Bianchi, CFA
Chairman and                                       Vice President and
Chief Executive Officer                            Investment Officer

December 16, 1996

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)

    Face
   Amount     Rating                Security                            Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 92.5%
--------------------------------------------------------------------------------
Aerospace/Defense -- 2.3%
  $ 3,925,000   BB   Airplanes Pass Through Trust, Corporate
                       Collateralized Mortgage Obligation,
                       10.875% due 3/15/19........................   $ 4,405,577
    2,760,000   BB   Howmet Corp., Sr. Sub. Notes,
                       10.000% due 12/1/03+.......................     3,008,400
    2,175,000   B    Tracor Inc., Sr. Sub. Notes,
                       10.875% due 8/15/01........................     2,321,813
    1,350,000   B    UNC Inc., Sr. Sub. Notes,
                       11.000% due 6/1/06+........................     1,431,000
--------------------------------------------------------------------------------
                                                                      11,166,790
--------------------------------------------------------------------------------
Banking -- 1.8%
    7,775,000   B    First Nationwide Parent Holdings Ltd.,
                       Sr. Exchange Notes, 12.500% due 4/15/03....     8,552,500
--------------------------------------------------------------------------------
Broadcasting -- 19.2%
    1,000,000   B-   All American Communications Inc.,
                       Sr. Sub. Notes, 10.875% due 10/15/01+......     1,007,500
    5,150,000   NR   Australis Holdings Property Ltd., Sr.
                       Secured Discount Notes, step bond to
                       yield 15.000% due 11/1/02+.................     2,987,000
   10,995,000   CCC+ Australis Media Ltd., Sr. Discount Notes,
                       step bond to yield 12.791% due 5/15/03++...     6,322,125
                     Bell Cablemedia, Sr. Discount Notes:
    9,725,000   BB-    Step bond to yield 12.110% due 7/15/04.....     8,363,500
    3,575,000   BB-    Step bond to yield 11.523% due 9/15/05+....     2,842,125
                     Cablevision Systems Corp., Sr. Sub. Debentures:
    6,250,000   B      10.750% due 4/1/04.........................     6,468,750
    7,520,000   B      9.875% due 2/15/13.........................     7,275,600
    2,900,000   B      10.500% due 5/15/16........................     2,943,500
    6,000,000   B    Comcast UK Cable, Sr. Discount Debentures,
                       step bond to yield 11.424% due 11/15/07....     4,125,000
   14,500,000   B    Marcus Cable Capital Corp., Sr. Discount Notes,
                       step bond to yield 11.966% due 8/1/04......    11,382,500

                       See Notes to Financial Statements.


4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

    Face
   Amount     Rating                Security                            Value
--------------------------------------------------------------------------------
Broadcasting -- 19.2% (continued)
  $10,025,000   B    NWCG Holdings, Sr. Discount Notes,
                       zero coupon bond to yield 10.780%
                       due 6/15/99................................   $ 8,320,750
                     Rogers Cablesystems Ltd.:
                       Sr. Secured Debentures:
    2,575,000   BB+      10.000% due 12/1/07......................     2,697,313
    3,150,000   BB-      11.000% due 12/1/15......................     3,354,750
    3,200,000   BB+    Sr. Secured Second Priority Debentures,
                         9.650% due 1/15/14.......................     2,354,369
    1,750,000   BB-  SCI Television Inc., Sr. Notes,
                       11.000% due 6/30/05........................     1,883,438
    3,675,000   B-   SFX Broadcasting Inc., Sr. Sub. Notes,
                       10.750% due 5/15/06+.......................     3,858,750
                     United International Holdings Inc.,
                       Sr. Discount Notes:
    3,975,000   B-       Zero coupon bond to yield 12.830%
                         due 11/15/99.............................     2,827,219
    5,925,000   B-       Zero coupon bond to yield 13.120%
                         due 11/15/99.............................     4,214,156
    1,515,000   BB+  Videotron Group Ltd., Sr. Notes,
                       10.625% due 2/15/05........................     1,674,075
    3,325,000   B+   Videotron Holdings PLC, Sr. Discount Notes,
                       step bond to yield 11.312% due 8/15/05.....     2,614,281
    2,475,000   BB+  Videotron Ltd., Sr. Sub. Notes,
                       10.250% due 10/15/02.......................     2,673,000
    1,550,000   B    Young Broadcasting Corp., Guaranteed
                       Secured Notes, 11.750% due 11/15/04........     1,666,250
--------------------------------------------------------------------------------
                                                                      91,855,951
--------------------------------------------------------------------------------
Building/Construction -- 0.4%
    1,575,000   BB-  American Standard Inc., Sr. Sub. Debentures,
                       11.375% due 5/15/04........................     1,697,063
--------------------------------------------------------------------------------
Chemicals -- 6.1%
    3,925,000   B+   Clark USA Inc., Sr. Notes,
                       10.875% due 12/1/05........................     4,072,188

                       See Notes to Financial Statements.


                                                                               5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

    Face
   Amount     Rating                Security                            Value
--------------------------------------------------------------------------------
Chemicals -- 6.1% (continued)
   $4,025,000   B-   Haynes International Inc., Sr. Notes,
                       11.625% due 9/1/04.........................   $ 4,206,125
                     NL Industries, Sr. Secured Notes:
    3,475,000   B      13.000% due 10/15/03.......................     3,570,563
    5,630,000   B      Step bond to yield 12.301% due 10/15/05....     4,672,900
    3,462,000   BB-  Pt. Polysindo Eka Perkasa, Sr. Notes,
                       13.000% due 6/15/01........................     3,903,405
    1,100,000   B    Spinnaker Industries Inc., Sr. Notes,
                       10.750% due 10/15/06+......................     1,128,875
    4,350,000   B+   Terra Industries, Inc., Sr. Notes,
                       10.500% due 6/15/05........................     4,736,063
    1,350,000   B    Texas Petrochemical Corp., Sr. Sub. Notes,
                       11.125% due 7/1/06+........................     1,447,875
    1,600,000   BB-  Tri Polyta Finance, Guaranteed Secured Notes,
                       11.375% due 12/1/03........................     1,632,000
--------------------------------------------------------------------------------
                                                                      29,369,994
--------------------------------------------------------------------------------
Communications -- 20.1%
    2,625,000   B-   Allbritton Communications Co., Sr. Sub.
                       Debentures, 11.500% due 8/15/04............     2,749,688
                     Brooks Fiber Properties Inc., Sr. Discount Notes:
    5,475,000   NR     Step bond to yield 12.138% due 3/1/06......     3,640,875
    9,700,000   NR     Step bond to yield 11.817% due 11/1/06.....     6,159,500
    2,450,000   B    Celestica International Inc., Guaranteed Sr.
                       Sub. Notes, 10.500% due 12/31/06+..........     2,541,875
    9,750,000   NR   Clearnet Communications Inc., Sr. Discount
                       Notes, step bond to yield 13.948%
                       due 12/15/05...............................     6,288,750
                     Dial Call Communications, Inc.,
                       Sr. Discount Notes:
    4,700,000   CCC-     Step bond to yield 13.494% due 4/15/04+..     3,278,250
    2,310,000   Caa*     Step bond to yield 9.880% due 12/15/05+..     1,507,275
    2,425,000   B+   Fonorola Inc., Sr. Sub. Notes,
                       12.500% due 8/15/02........................     2,649,313
    8,750,000   NR   Intelcom Group USA Inc., Sr. Discount Notes,
                       step bond to yield 12.500% due 5/1/06+.....     5,643,750

                       See Notes to Financial Statements.


6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

    Face
   Amount     Rating                Security                            Value
--------------------------------------------------------------------------------
Communications -- 20.1% (continued)
  $ 7,375,000   B-   Intermedia Communications, Sr. Discount Notes,
                       step bond to yield 12.530% due 5/15/06.....   $ 4,885,938
    7,975,000   B-   Millicom International Cellular SA, Sr.
                       Sub. Discount Notes, step bond to yield
                       13.500% due 6/1/06+........................     4,745,125
    2,875,000   B-   Mobile Telecommunications Technology Corp.,
                       Sr. Notes, 13.500% due 12/15/02............     2,982,813
    9,700,000   CCC- Nextel Communications Inc., Sr. Discount Notes,
                       step bond to yield 12.403% due 8/15/04.....     6,523,250
    4,575,000   NR   Nextlink Communications, Sr. Discount Notes,
                       12.500% due 4/15/06+.......................     4,826,625
                     Omnipoint Corp., Sr. Notes:
    3,625,000   NR     11.625% due 8/15/06+.......................     3,824,375
    2,000,000   CCC+   11.625% due 8/15/06+.......................     2,110,000
                     Pagemart Nationwide, Inc., Sr. Discount Notes:
    5,400,000   NR     Step bond to yield 11.950% due 11/1/03.....     4,245,750
    2,800,000   NR     Step bond to yield 13.297% due 2/1/05......     1,883,000
    1,900,000   B    Pricellular Wireless Corp., Sr. Notes,
                       10.750% due 11/1/04+.......................     1,980,750
    6,135,000   BB-  Rogers Communications Inc., Sr. Debentures,
                       10.875% due 4/15/04........................     6,441,750
    2,050,000   NR   RSL Communications Ltd., Sr. Notes,
                       12.250% due 11/15/06+......................     2,019,250
    5,650,000   B    Teleport Communications Inc., Sr. Discount
                       Notes, step bond to yield 11.442% due 7/1/01    3,842,000
   10,225,000   BB   Telewest Communications PLC,
                       Sr. Discount Debentures, step bond to yield
                       11.073% due 10/1/07........................     6,953,000
    3,250,000   CCC+ USA Mobile Communications Inc., Sr.
                       Discount Notes, 14.000% due 11/1/04........     3,652,188
    1,125,000   B-   Wireless One Inc., Sr. Discount Notes,
                       3.000% due 10/15/03........................     1,116,563
--------------------------------------------------------------------------------
                                                                      96,491,653
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


                                                                               7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

    Face
   Amount     Rating                Security                            Value
--------------------------------------------------------------------------------
Consumer Durables -- 2.6%
  $13,500,000   B+   International Semi-Tech., Sr. Discount
                       Secured Notes, step bond to yield
                       11.432% due 8/15/03........................   $ 8,403,750
    1,700,000   B+   Pillowtex Corp., Guaranteed Debentures,
                       10.000% due 11/15/06.......................     1,746,750
    1,934,000   B-   TAG-Heuer International Inc., Sr. Sub. Notes,
                       12.000% due 12/15/05.......................     2,214,430
--------------------------------------------------------------------------------
                                                                      12,364,930
--------------------------------------------------------------------------------
Diversified/Conglomerate Manufacturing -- 1.3% Interlake Corp.:
    1,225,000   B-     Sr. Notes, 12.000% due 11/15/01............     1,316,875
    2,565,000   CCC+   Sr. Sub. Debentures, 12.125% due 3/1/02....     2,654,775
    2,175,000   B    Unifrax Investment Corp., Sr. Notes,
                       10.500% due 11/1/03........................     2,248,406
--------------------------------------------------------------------------------
                                                                       6,220,056
--------------------------------------------------------------------------------
Electric Equipment -- 0.6%
    3,000,000   B    Goss Graphic Systems Inc., Sr. Sub. Notes,
                       12.000% due 10/15/06.......................     3,030,000
--------------------------------------------------------------------------------
Electric Utilities -- 1.3%
    4,250,000   B    Calpine Corp., Sr. Notes,
                       10.500% due 5/15/06+.......................     4,462,500
    1,512,845   BB-  Midland Cogeneration Venture Limited
                       Partnership, Midland Funding,
                       Sr. Secured Lease Obligation Bond,
                       Series C, 10.330% due 7/23/02..............     1,618,744
--------------------------------------------------------------------------------
                                                                       6,081,244
--------------------------------------------------------------------------------
Electronics/Computers -- 2.9%
    2,675,000   B-   Graphic Controls Corp., Sr. Sub. Notes,
                       12.000% due 9/15/00+.......................     2,942,500
                     Unisys Corp., Sr. Notes:
    4,600,000   B+     12.000% due 4/15/03+.......................     4,830,000
    5,700,000   B+     11.750% due 10/15/04.......................     5,970,750
--------------------------------------------------------------------------------
                                                                      13,743,250
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


8
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

    Face
   Amount     Rating                Security                            Value
--------------------------------------------------------------------------------
Finance -- 1.0%
  $ 4,300,000   BB-  Trizec Finance, Sr. Notes,
                       10.875% due 10/15/05.......................   $ 4,740,750
--------------------------------------------------------------------------------
Foods -- 0.8%
    2,050,000   BB-  TLC Beatrice International Inc.,
                       Sr. Secured Notes, 11.500% due 10/1/05.....     2,175,563
    1,365,000   B-   Van de Kamp Inc., Sr. Sub. Notes,
                       12.000% due 9/15/05+.......................     1,503,206
--------------------------------------------------------------------------------
                                                                       3,678,769
--------------------------------------------------------------------------------
Grocery/Convenience Stores -- 1.9%
    1,950,000   B-   International Home Foods,  Sr. Sub. Notes,
                       10.375% due 11/1/06+.......................     2,008,500
          573   B-   Kash-N-Karry Food Stores Inc., Sr. Notes,
                       11.500% due 2/1/03.........................           579
                     Pathmark Stores Inc.:
    4,450,000   B      Sub. Debentures, 12.625% due 6/15/02.......     4,644,688
    2,200,000   B      Sub. Notes, 11.625% due 6/15/02............     2,282,500
--------------------------------------------------------------------------------
                                                                       8,936,267
--------------------------------------------------------------------------------
Healthcare -- 3.2%
    3,900,000   B    Magellan Health Services Inc., Sr. Sub. Notes,
                       11.250% due 4/15/04........................     4,314,375
   10,375,000   B-   Ornda Healthcorp, Sr. Sub. Notes,
                       12.250% due 5/15/02........................    11,166,094
--------------------------------------------------------------------------------
                                                                      15,480,469
--------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 4.5%
    2,525,000   B    Aztar Corp., Sr. Sub. Notes,
                       13.750% due 10/1/04........................     2,638,625
    6,900,000   BB   Bally's Grand Inc., 1st Mortgage Notes,
                       10.375% due 12/15/03.......................     7,745,250
    3,250,000   B-   Courtyard by Marriott Ltd., Sr. Secured Notes,
                       10.750% due 2/1/08+........................     3,436,875
    3,025,000   NR   Mohegan Tribal Gaming Authority, Sr. Secondary
                       Notes, 13.500% due 11/15/02+...............     3,932,500

                       See Notes to Financial Statements.


                                                                               9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

    Face
   Amount     Rating                Security                            Value
--------------------------------------------------------------------------------
Hotel, Casinos and Gaming -- 4.5% (continued)
  $ 3,275,000   B    Showboat Inc., Sr. Sub. Notes,
                       13.000% due 8/1/09.........................   $ 3,729,406
--------------------------------------------------------------------------------
                                                                      21,482,656
--------------------------------------------------------------------------------
Leisure -- 0.8%
    1,682,390   NR   Gillett Holdings Inc., Sr. Sub. Notes,
                       12.250% due 6/30/02........................     1,766,510
    2,350,000   B    Remington Arms Co., Inc., Sr. Sub. Notes,
                       9.500% due 12/1/03 (Current penalty
                       coupon 10.000%)+...........................     1,968,125
--------------------------------------------------------------------------------
                                                                       3,734,635
--------------------------------------------------------------------------------
Machinery -- 0.6%
    1,750,000   B-   Alvey Systems Inc., Sr. Sub. Notes,
                       11.325% due 1/31/03+.......................     1,835,313
    1,200,000   B+   Hawk Corp., Sr. Notes,
                       10.250% due 12/1/03+.......................     1,224,000
--------------------------------------------------------------------------------
                                                                       3,059,313
--------------------------------------------------------------------------------
Metals/Mining -- 4.8%
      268,000   B    Algoma Steel Inc., 1st Mortgage Notes,
                       12.375% due 7/15/05........................       281,400
    2,225,000   B-   Commonwealth Aluminum Co., Sr. Sub. Notes,
                       10.750% due 10/1/06+.......................     2,280,625
    2,650,000   NR   Intertek Finance PLC, Sr. Sub. Notes,
                       10.250% due 11/1/06+.......................     2,716,250
   11,325,000   B-   Kaiser Aluminum Corp., Sr. Sub. Notes,
                       12.750% due 2/1/03.........................    12,032,813
    1,850,000   B-   Russel Metals Inc., Sr. Notes,
                       10.250% due 6/15/00+.......................     1,850,000
    3,205,000   B+   UCAR Global Enterprises Inc.,
                       Sr. Sub Notes, 12.000% due 1/15/05.........     3,705,781
--------------------------------------------------------------------------------
                                                                      22,866,869
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

    Face
   Amount     Rating                Security                            Value
--------------------------------------------------------------------------------
Miscellaneous Services -- 0.5%
  $ 2,300,000   B-   Outsourcing Solutions Inc.,  Sr. Sub. Notes,
                       11.000% due 11/1/06+.......................   $ 2,400,625
--------------------------------------------------------------------------------
Oil/Natural Gas -- 4.4%
    3,860,000   B+   Global Marine Inc., Sr. Secured Notes,
                       12.750% due 12/15/99.......................     4,173,625
    2,175,000   B+   Kelley Oil & Gas Corp., Sr. Notes,
                       13.500% due 6/15/99........................     2,234,813
    4,575,000   B+   Parker Drilling Co., Sr. Notes,
                       9.750% due 11/15/06+.......................     4,746,563
    4,300,000   B+   RM Clark Holdings Inc., Sr. Notes,
                       zero coupon bond to yield 10.590%
                       due 2/15/00................................     3,096,000
    3,550,000   BB-  Santa Fe Energy Resources Inc., Sr. Sub.
                       Debentures, 11.000% due 5/15/04............     3,949,375
    2,625,000   B    United Meridian Corp., Sr. Sub. Notes,
                       10.375% due 10/15/05.......................     2,861,250
--------------------------------------------------------------------------------
                                                                      21,061,626
--------------------------------------------------------------------------------
Packaging/Containers -- 0.7%
      525,000   B-   Gaylord Container Corp.,  Sr. Sub. Debentures,
                       step bond to yield 11.054% due 5/15/05.....       577,500
    4,000,000   B-   Ivex Holdings Corp., Sr. Sub. Debentures,
                       step bond to yield 12.910% due 3/15/05.....     2,980,000
--------------------------------------------------------------------------------
                                                                       3,557,500
--------------------------------------------------------------------------------
Paper/Printing -- 5.1%
    2,616,000   B    American Pad & Paper Co., Sr. Sub. Notes,
                       13.000% due 11/15/05.......................     3,080,340
    8,725,000   BB   Indah Kiat International Finance Co.,
                       Sr. Secured Notes, 11.875% due 6/15/02.....     9,521,156
    3,925,000   B+   SD Warren Co., Sr. Sub. Notes,
                       12.000% due 12/15/04.......................     4,140,875
    3,725,000   BB   Tjiwi Kimia International, Sr. Notes,
                       13.250% due 8/1/01.........................     4,255,813
    6,725,000   B-   UIH Australia Inc., Sr. Discount Notes,
                       step bond to yield 14.000% due 5/15/06+....     3,623,094
--------------------------------------------------------------------------------
                                                                      24,621,278
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


                                                                              11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

    Face
   Amount     Rating                Security                            Value
--------------------------------------------------------------------------------
Personal Care -- 2.7%
  $ 2,000,000   B-   Revlon Consumer Products Corp.,
                       Sr. Sub. Notes 10.500% due 2/15/03.........   $ 2,097,500
   12,825,000   B-   Revlon Worldwide Corp., Sr. Secured Notes,
                       zero coupon bond to yield 23.840%
                       due 3/15/98................................    11,061,563
--------------------------------------------------------------------------------
                                                                      13,159,063
--------------------------------------------------------------------------------
Pollution Control -- 0.5%
    2,325,000   B+   Allied Waste North America Inc., Sr. Sub. Notes,
                       10.250% due 12/1/06+.......................     2,388,938
--------------------------------------------------------------------------------
Retail -- 1.0%
    4,325,000   B    Barnes and Noble, Sr. Sub. Notes,
                       11.875% due 1/15/03........................     4,735,875
--------------------------------------------------------------------------------
Tobacco --  0.6%
    3,000,000   B    Consolidated Cigar Corp., Sr. Sub. Notes,
                       10.500% due 3/1/03.........................     3,135,000
--------------------------------------------------------------------------------
Transportation -- 0.8%
    3,630,000   BB-  Sea Containers Ltd., Sr. Sub. Debentures,
                       Series A, 12.500% due 12/1/04..............     3,970,313
--------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $427,092,074).......................   443,583,377
================================================================================

    Shares                          Security                            Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCKS -- 0.5%
--------------------------------------------------------------------------------
Communications -- 0.0%
       32,175        Clearnet Communications Inc..................       209,138
--------------------------------------------------------------------------------
Metals/Mining -- 0.2%
      193,537        Algoma Steel Inc.............................       825,730
--------------------------------------------------------------------------------
Oil/Natural Gas -- 0.3%
       84,400        Freeport McMoRan Resource Partners,
                       LP Depository Unit.........................     1,466,450
--------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost -- $2,989,747).........................     2,501,318
================================================================================

                       See Notes to Financial Statements.


12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

    Shares                          Security                            Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 4.4%
--------------------------------------------------------------------------------
Broadcasting -- 1.5%
        6,566        Time Warner Inc., Series K,
                       Exchange 0.000%+...........................   $ 7,124,110
--------------------------------------------------------------------------------
Healthcare and Pharmaceuticals -- 0.7%
      156,014        Foxmeyer Health Corp., Series A,
                       Payment-in-kind, Exchange $4.200@..........     1,677,151
        1,700        Fresensius Medical Care Capital Trust .......     1,729,750
--------------------------------------------------------------------------------
                                                                       3,406,901
--------------------------------------------------------------------------------
Publishing -- 0.0%
          912        K-III Communications Corp.,
                       Series B, Exchange 11.625%+++..............        90,794
--------------------------------------------------------------------------------
Telecommunications -- 2.2%
        8,431        PanAmSat Corp., Series A,
                       Exchange $31.875...........................    10,370,391
--------------------------------------------------------------------------------
                     TOTAL PREFERRED STOCKS
                     (Cost -- $22,487,690)........................    20,992,196
================================================================================
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.0%
--------------------------------------------------------------------------------
Automobiles/Trucking -- 1.0%
       87,625        Navistar International, Series G,
                       Convertible $6.00 (Cost -- $4,915,186).....     4,819,375
================================================================================
--------------------------------------------------------------------------------
WARRANTS -- 0.1%
--------------------------------------------------------------------------------
       18,000        Degeorge Financial Corp., Expire 4/1/97+++...         2,250
        3,900        Nextel Communications Inc., Expire 4/25/99...            39
       12,250        Pagemart Inc., Expire 12/31/04+..............        87,281
       24,840        Pagemart Nationwide, Expire 12/31/03+........       117,990
        4,800        SD Warren Co., Expire 12/15/06+..............        62,400
        3,375        Wireless One Inc.,  Expire 10/15/03..........        23,612
--------------------------------------------------------------------------------
                     TOTAL WARRANTS
                     (Cost -- $84,046)............................       293,572
================================================================================

                       See Notes to Financial Statements.


                                                                              13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

    Face
   Amount     Rating                Security                            Value
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT-- 1.5%
--------------------------------------------------------------------------------
   $7,099,000        Chase Manhattan Bank, 5.600% due 12/2/96;
                       Proceeds at maturity -- $7,333,689;
                       (Fully collateralized by U.S. Treasury Bill
                       due 2/20/97; Market value -- $7,245,684)
                       (Cost -- $7,099,000).......................  $  7,099,000
================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $464,667,743**).....................  $479,288,838
================================================================================
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
++  Security issued with attached warrants.
+++ Non-income producing security.
@   Formerly known as National Intergroup.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See page 15 for definitions of ratings.


================================================================================

                      Summary of Bonds by Combined Ratings


                                                           % of Total Corporate
     Moody's          and/or         Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------
       Ba                                  BB                      20.0%
       B                                   B                       63.0
       Caa                                 CCC                      6.0
       NR                                  NR                      11.0
                                                                  -----
                                                                  100.0%
                                                                  =====
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
DESCRIPTION OF RATINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk(*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard &Poor's -- Ratings from "BBB" to "D" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB            -- Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC --  Bonds rated "BB" and "B" are regarded, on
                  balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C              -- The rating "C" is reserved for income bonds on which no interest is being paid.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "C," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa            -- Bonds rated "Baa" are considered to be medium grade
                  obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba             -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B              -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa            -- Bonds that are rated "Caa" are of poor standing. These
                  issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca             -- Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C              -- Bonds that are rated "C" are the lowest rated class of
                  bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR             -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


                                                                              15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)

--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $464,667,743)..........           $479,288,838
   Cash.................................................                    113
   Receivable for securities sold.......................              1,243,863
   Dividends and interest receivable....................              7,925,961
--------------------------------------------------------------------------------
   Total Assets.........................................            488,458,775
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased.....................              4,414,550
   Dividends payable....................................              1,486,406
   Investment advisory fees payable.....................                350,392
   Administration fees payable..........................                 83,698
   Accrued expenses.....................................                338,633
--------------------------------------------------------------------------------
   Total Liabilities....................................              6,673,679
--------------------------------------------------------------------------------
Total Net Assets........................................           $481,785,096
--------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares..........................           $     42,336
   Capital paid in excess of par value..................            506,025,942
   Overdistributed net investment income................               (681,957)
   Accumulated net realized loss on security transactions,
     options and futures contracts......................            (38,222,320)
   Net unrealized appreciation on investments...........             14,621,095
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $11.38 a share on 42,336,004
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized).......................           $481,785,096
================================================================================

                       See Notes to Financial Statements.


16
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Nine Months Ended November 30, 1996 (unaudited)

-------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest.............................................            $37,104,388
   Dividends............................................              2,411,935
-------------------------------------------------------------------------------
   Total Investment Income..............................             39,516,323
-------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)....................              3,177,777
   Administration fees (Note 2).........................                706,173
   Shareholder and system servicing fees................                116,779
   Shareholder communications...........................                106,425
   Custody..............................................                 61,422
   Audit and legal......................................                 57,750
   Directors' fees......................................                 33,000
   Registration fees....................................                 32,480
   Other................................................                 21,464
-------------------------------------------------------------------------------
   Total Expenses.......................................              4,313,270
-------------------------------------------------------------------------------
Net Investment Income...................................             35,203,053
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCIES, OPTIONS
AND FUTURES CONTRACTS (NOTES 3, 5 AND 6):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)         (2,304,315)
     Foreign currency transactions......................                211,160
     Options purchased..................................               (391,916)
     Futures contracts..................................                596,142
-------------------------------------------------------------------------------
   Net Realized Loss....................................             (1,888,929)
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period................................             12,189,381
     End of period......................................             14,621,095
-------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation..............              2,431,714
-------------------------------------------------------------------------------
Net Gain on Investments, Foreign Currencies,
   Options and Futures Contracts........................                542,785
-------------------------------------------------------------------------------
Increase in Net Assets From Operations..................            $35,745,838
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Nine Months Ended November 30, 1996 (unaudited) and the Year Ended February 29, 1996

--------------------------------------------------------------------------------
                                                     November 30    February 29
================================================================================
OPERATIONS:
   Net investment income.........................   $ 35,203,053   $ 45,933,323
   Net realized loss.............................     (1,888,929)    (9,713,821)
   Increase in net unrealized appreciation ......      2,431,714     38,580,381
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations........     35,745,838     74,799,883
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.........................    (34,716,355)   (53,548,915)
   Capital.......................................             --     (1,215,693)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders...............    (34,716,355)   (54,764,608)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
   Net asset value of shares issued for
     reinvestment of dividends...................      3,931,348             --
--------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions.....................      3,931,348             --
--------------------------------------------------------------------------------
Increase in Net Assets...........................      4,960,831     20,035,275

NET ASSETS:
   Beginning of period...........................    476,824,265    456,788,990
--------------------------------------------------------------------------------
   End of period*................................   $481,785,096   $476,824,265
================================================================================
*Includes overdistributed net investment
  income of:                                        $   (681,957)  $ (1,379,815)
================================================================================

                       See Notes to Financial Statements.


18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)

--------------------------------------------------------------------------------
     1. Significant Accounting Policies

     Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (f) dividends are recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 29, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, $215,598 of foreign currency gains was reclassified to overdistributed net investment income and a portion of overdistributed net investment income amounting to $1,215,693 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are


                                                                              19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

--------------------------------------------------------------------------------
required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     3. Investment Transactions

     For the nine months ended November 30, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                         $249,715,622
--------------------------------------------------------------------------------
Sales                                                              262,610,712
================================================================================

     At November 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                      $33,496,790)*
Gross unrealized depreciation                                      (18,875,695)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $14,621,095)*
================================================================================
* Substantially the same for Federal income tax purposes.

     4. Repurchase Agreements

     The Fund purchases, and its custodian takes possession of, U.S. Government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

--------------------------------------------------------------------------------
     5. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts)and the credit risk should a counterparty fail to perform under such contracts.

     At November 30, 1996, the Fund had no open futures contracts.

     6. Options Contracts

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of November 30, 1996, the Fund had no open purchased call or put option contracts.

     When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security,


                                                                              21
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)(continued)

--------------------------------------------------------------------------------
and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for the hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

     As of November 30, 1996, the Fund had no written call options.

     7. Payment-in-Kind Securities

     The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK bonds carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities is sold. If the issuer of a PIK bond defaults, the Fund may obtain no return at all on its investment.

     8. Capital Loss Carryforward

     At February 29, 1996, the Fund had, for Federal tax purposes, $36,118,795 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                                                       2003             2004
================================================================================
Carryforward Amounts                               $18,004,113      $18,114,682
================================================================================

     9. Common Stock

     During the nine months ended November 30, 1996, common stock transactions were as follows:

                                                     Shares            Amount
================================================================================
Shares issued on reinvestment                        354,415         $3,931,348
================================================================================

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share outstanding throughout each period:

--------------------------------------------------------------------------------

                                            1996(1)       1996       1995       1994(2)
==========================================================================================
Net Asset Value, Beginning of Period ....  $  11.36     $  10.88   $  12.39    $  12.00
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income .................      0.84         1.13       1.12        0.98
  Net realized and unrealized gain (loss)      0.01         0.65      (1.48)       0.51
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations .....      0.85         1.78      (0.36)       1.49
------------------------------------------------------------------------------------------
Offering Costs Credited (Charged)
  to Paid-In Capital ....................      --           --         0.00*      (0.02)
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income .................     (0.83)       (1.27)     (1.00)      (0.96)
  Net realized gains ....................      --           --        (0.15)      (0.12)
  Capital ...............................      --          (0.03)      --          --
------------------------------------------------------------------------------------------
Total Distributions .....................     (0.83)       (1.30)     (1.15)      (1.08)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period ..........  $  11.38     $  11.36   $  10.88    $  12.39
------------------------------------------------------------------------------------------
Total Return, Based on Market Value .....      9.09%++     18.82%     (0.43)%      6.85%++
------------------------------------------------------------------------------------------
Total Return, Based on Net Asset Value ..      8.07%++     17.80%     (2.18)%     12.67%++
------------------------------------------------------------------------------------------
Net Assets, End of Period (000s) ........  $481,785     $476,824   $456,789    $520,091
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses ..............................      1.22%+       1.24%      1.24%       1.19%+
  Net investment income .................      9.94+        9.74       9.96        8.74+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate .................        55%          73%        62%        108%
------------------------------------------------------------------------------------------
Market Value, End of Period .............  $ 11.250     $ 11.125   $ 10.500    $ 11.750
==========================================================================================

(1) For the nine months ended November 30, 1996 (unaudited).
(2) For the period from March 26, 1993 (commencement of operations) to February 28, 1994.
*   Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


                                                                              23
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)

                                                                                   Net Increase
                                                            Net Realized          (Decrease) in
                                                           and Unrealized           Net Assets
                    Investment        Net Investment         Gain (Loss)               From
                      Income              Income           on Investments           Operations
                ------------------------------------------------------------------------------------
Quarter                      Per                 Per                   Per                    Per
 Ended            Total     Share     Total     Share      Total      Share      Total       Share
====================================================================================================
May 31,
  1994         $13,770,124  $0.33  $12,213,050  $0.29  $(29,239,421)  $(0.70) $(17,026,371)  $(0.41)
August 31,
  1994          13,186,368   0.31   11,777,589   0.28   (25,175,803)   (0.60)  (13,398,214)   (0.32)
November 30,
  1994          12,944,849   0.31   11,569,422   0.28   (17,816,469)   (0.42)   (6,247,047)   (0.14)
February 28,
  1995          12,720,474   0.30   11,250,507   0.27    10,275,042     0.24    21,525,549     0.51
May 31,
  1995          12,525,032   0.30   11,084,402   0.27    14,597,234     0.35    25,681,636     0.61
August 31,
  1995          13,294,948   0.32   11,827,361   0.28     1,313,938     0.03    13,141,299     0.31
November 30,
  1995          13,166,852   0.31   11,710,524   0.28     1,796,990     0.04    13,507,514     0.32
February 29,
  1996          12,770,322   0.30   11,311,036   0.27    11,158,398     0.26    22,469,434     0.53
May 31,
  1996          13,001,508   0.31   11,542,616   0.27    (7,102,523)   (0.17)    4,440,093     0.10
August 31,
  1996          13,247,484   0.31   11,804,210   0.29    (7,860,018)   (0.19)    3,944,192     0.10
November 30,
  1996          13,267,331   0.31   11,856,227   0.28    15,505,326     0.37    27,361,553     0.65
====================================================================================================


24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA
--------------------------------------------------------------------------------
November 30, 1996 (unaudited)

For a share of capital stock outstanding throughout each period:

--------------------------------------------------------------------------------
                                                                      Dividend
                             NYSE        Net Asset  Distributions   Reinvestment
                         Closing Price     Value        Paid            Price
================================================================================
September 30, 1994          $10.375       $11.00       $0.093          $10.40
October 31, 1994             10.000        10.91        0.093            9.93
November 30, 1994            10.125        10.68        0.093            9.97
December 31, 1994             9.500        10.62        0.131            9.99
January 31, 1995             10.125        10.59        0.093           10.44
February 28, 1995            10.500        10.88        0.093           10.54
March 31, 1995               10.625        10.90        0.093           10.23
April 30, 1995               10.125        11.04        0.093           10.81
May 31, 1995                 10.750        11.21        0.093           10.87
June 30, 1995                10.500        11.15        0.093           10.67
July 31, 1995                10.625        11.31        0.093           10.65
August 31, 1995              10.625        11.25        0.093           10.68
September 30, 1995           10.375        11.26        0.093           10.67
October 31, 1995             10.500        11.31        0.093           10.68
November 30, 1995            10.750        11.29        0.093           10.71
December 31, 1995            10.500        11.20        0.093           10.76
December 31, 1995*           10.500        11.20        0.188           10.76
January 31, 1996             11.188        11.35        0.093           11.19
February 29, 1996            11.125        11.36        0.093           11.09
March 31, 1996               10.875        11.18        0.093           10.79
April 30, 1996               10.750        11.20        0.093           10.79
May 31, 1996                 10.625        11.18        0.093           10.56
June 30, 1996                10.625        11.07        0.093           10.71
July 31, 1996                10.875        10.98        0.093           10.91
August 31, 1996              11.000        11.01        0.093           11.01
September 30, 1996           11.125        11.27        0.091           11.12
October 31, 1996             11.125        11.21        0.091           11.19
November 30, 1996            11.250        11.38        0.091           11.16
================================================================================
*Includes capital gain.


                                                                              25
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

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DIVIDEND REINVESTMENT PLAN (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Under the Portfolio's Dividend Reinvestment Plan (the "Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Portfolio reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

     If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined as described below under "Net Asset Value" or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange, Inc. ("NYSE") trading day, the immediately preceding trading day.

     If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's valuation date will change from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the


26
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

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN (unaudited) (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. First Data will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

     First Data will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104 or by telephone at (800) 331-1710.
                          ---------------------------
     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.


                                                                              27
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

                                                         Managed
                                                         HIGH INCOME
                                                       --------------
                                                       Portfolio Inc.
                                                       --------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Directors
Paolo M. Cucchi
Alessandro C. di Montezemolo
Andrea Farace
Paul R. Hardin
George M. Pavia
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser and
Administrator
Smith Barney Mutual Funds Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian
PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


28
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

This report is sent to the share-
holders of Managed High Income
Portfolio Inc. for their information.
It is not a prospectus, circular or
representation intended for use in
the purchase or sale of shares of
the Fund or of any securities men-
tioned in the report.

FD0882 1/97